Exhibit 10.53

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Dated: January 12, 2010

WARRANT TO PURCHASE

COMMON STOCK OF

LUNA INNOVATIONS INCORPORATED

This certifies that Hansen Medical, Inc. (the “Holder”), for value received, and contingent upon the satisfaction of the conditions set forth in Section 1 below, is entitled to purchase, at a purchase price of $0.01 per share (the “Stock Purchase Price”), from Luna Innovations Incorporated, a Delaware corporation (the “Company”), up to that number, if any, of fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), equal to the Warrant Shares, as determined in accordance with the following calculation:

number of shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”)	=	((0.099 × Total Shares of Outstanding Common Stock of the Company) – number of Shares (as defined below)) / 0.901

For the purposes hereof, “Shares” at any given time means the number of shares of Common Stock issued to Hansen Medical, Inc. pursuant to the Settlement Agreement plus the aggregate number of shares of Common Stock issued upon exercises of this Warrant prior to such time, if any. Within fifteen business days following the end of each fiscal quarter of the Company, and within ten business days after receipt of any request from the Holder, the Company shall provide the Holder a certificate signed by the Company’s Chief Financial Officer specifying the total number of shares of Common Stock issued and outstanding as of the end of such fiscal quarter or, as applicable, the date of such request (the “Total Shares of Outstanding Common Stock of the Company”) and the total number of Shares as of the end of such fiscal quarter or, as applicable, the date of such request. For purposes of calculating the number of Warrant Shares, the Holder shall be entitled to rely on such certification.

1. Exercise; Issuance of Certificates; Acknowledgement. This Warrant shall not be exercisable unless and until the Company has issued any shares of Common Stock after the Effective Date. To the extent there exists any Warrant Shares during the Term, this Warrant shall be exercisable at any time from time to time from and after the Effective Date (as defined in that certain Confidential Settlement Agreement, dated December 11, 2009, by and between Luna Innovations, Inc. and Luna Technologies, Inc., and Hansen Medical, Inc. (the “Agreement”)) up to and including 5:00 p.m. (Pacific Time) on the three (3) year anniversary of the Effective Date (such duration being the “Term”), upon delivery to the Company in accordance with Section 9 below of (i) the Form of Subscription attached hereto duly completed and executed, and (ii) payment pursuant to Section 2 of the aggregate Stock Purchase Price for the number of Warrant Shares for which this Warrant is being exercised determined in accordance with the provisions hereof.

This Warrant is exercisable at the option of the Holder for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder from time to time, if any. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the duly completed and executed Form of Subscription is delivered in accordance with Section 9 and payment is received for such shares. Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised and in any event no later than three (3) business days. Any shares of Common Stock issued pursuant to this Warrant shall have the following legend; provided that such legend will be removed from such issued shares when such shares may be sold without applicable volume limits under Rule 144:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.”

Each Certificate so delivered shall be in such denominations of the Warrant Shares as may be requested by the Holder hereof and shall be registered in the name of such Holder. Notwithstanding anything to the contrary contained herein, unless the Holder otherwise notifies the Company, this Warrant shall be deemed to be automatically exercised using the Net Issuance Method pursuant to Section 2 hereof immediately prior to the date on which this Warrant ceases to be exercisable.

2. Payment for Shares. The aggregate purchase price for Warrant Shares being purchased hereunder may be paid either (i) by cash or wire transfer of immediately available funds, (ii) if the fair market value of one (1) share of the Warrant Shares on the date of exercise is greater than the Stock Purchase Price, by surrender of a number of Warrant Shares which have a fair market value equal to the aggregate purchase price of the Warrant Shares being purchased (“Net Issuance”) as determined herein, or (iii) any combination of the foregoing. If the Holder elects the Net Issuance method of payment, the Company shall issue to Holder upon exercise a number of shares of Warrant Shares determined in accordance with the following formula:

X = Y(A-B)

        A

where:	X = the number of Warrant Shares to be issued to the Holder;

Y = the number of Warrant Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

A = the fair market value of one (1) share of the Warrant Shares on the date of exercise; and

B = the Stock Purchase Price.

No fractional shares arising out of the above formula for determining the number of shares to be issued to the Holder shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the fair market value of one (1) share of the Warrant Shares on the date of exercise. For purposes of the above calculation, the fair market value of each share of Common Stock shall be deemed to be the average of the closing prices of one share of common stock on the national securities exchange or other nationally recognized trading system on which the shares of Common Stock are traded over the five (5) day period ending one (1) day prior to the date of exercise.

3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all liens and encumbrances with respect to the issue thereof except for (i) restrictions on transfer provided for herein or under applicable federal and state securities laws and (ii) liens and encumbrances created by Holder. The Company further covenants and agrees that during the Term, the Company will at all times have authorized and reserved, for the purpose of issue, a sufficient number of authorized but unissued shares of Common Stock when and as required to provide for the exercise of the rights represented by this Warrant.

4. Adjustments.

4.1 Reclassification. If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock purchasable and receivable upon the exercise of the rights represented hereby as if Holder had so exercised such rights immediately prior to such reclassification. In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

4.2 Notice of Adjustment. Upon any adjustment contemplated in this Section 4, the Company shall give written notice thereof in accordance with Section 9. The notice shall be signed by the Company’s chief financial officer and shall set forth in reasonable detail the method of calculation of such adjustment and the facts upon which such calculation is based.

4.3 Other Notices. If at any time:

(a) the Company shall declare any cash dividend upon its Common Stock;

(b) there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another person; or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give by notice in accordance with Section 9: (a) at least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution (except to the extent involuntary), liquidation, winding-up or public offering, notice on the earlier of (X) the date on which notice is given to the Company’s stockholders or (Y) at least ten (10) days prior written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

4.5 Acquisition. In the event of any reorganization, consolidation or merger of the Company other than a mere reincorporation transaction (an “Acquisition”), then, as a condition of such Acquisition, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock purchasable and receivable upon the exercise of the rights represented hereby), at the same exercise price, such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock purchasable and receivable upon the exercise of the rights represented hereby as if Holder had so exercised such rights immediately prior to such Acquisition. In any Acquisition described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

5. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been duly exercised and the applicable Warrant Shares received by Holder.

6. Warrant Non Transferable. This Warrant and all rights hereunder may not be transferred, in whole or in part, without Company’s prior written consent. Notwithstanding the foregoing, Holder may transfer or assign this Warrant in connection with a merger, consolidation or sale of substantially all of the assets of Holder, provided that Holder provides the Company with written notice of such transfer or assignment.

7. Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at Holder’s expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

8. Modification and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

9. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile, with receipt confirmation, to the number set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent by facsimile to the number set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day; or (c) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the applicable parties as set forth below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given below, or designate additional addresses, for purposes of this Section 9 by giving the other party written notice of the new address in the manner set forth above.

If to the Holder:	Hansen Medical, Inc.
800 E. Middlefield Road
Mountain View, CA 94043
Attn: Arthur Hsieh
Facsimile:
Email:

If to the Company:	Luna Innovations Inc.
One Riverside Circle, Suite 400
Roanoke, VA 24016
Attn:
Facsimile:

10. Governing Law; Jurisdiction; Venue.

(a) Choice of Law. This Warrant shall be governed by, and interpreted in accordance with the laws of the State of Delaware, without regard to conflicts of laws, or applicable federal law as to a particular subject where federal law governs, such as for example, the Patent Act governing patents or the Copyright Act governing copyrights.

(b) Alternative Dispute Resolution. Notwithstanding subsections (c) below, in the event some provision of a Settlement Document expressly creates an alternative dispute resolution provision as to a particular type of dispute, then such disputes shall be resolved as so specified in the Agreement.

(c) Consent to Jurisdiction. Each Party hereby (i) consents and submits to the venue and co-exclusive jurisdiction of the courts of New Castle County in the State of Delaware and the Federal courts of the United States sitting in such part of the District of Delaware, (ii) agrees that all claims may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection that it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law. Each of the parties hereby consents to service of process by any party in any suit, action or proceeding in accordance with such applicable law.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an officer, thereunto duly authorized as of the date first above written.

LUNA INNOVATIONS INCORPORATED

By:	/s/ KENT MURPHY
Name:	Kent Murphy
Title:	CEO

Agreed and Acknowledged:

HANSEN MEDICAL, INC.

By:	/s/ FRED MOLL
Name:	Fred Moll
Its:	CEO

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:

The undersigned, the holder of a right to purchase shares of Common Stock of Luna Innovations Incorporated, a Delaware corporation (the “Company”), pursuant to that certain Warrant to Purchase Common Stock of Luna Innovations Incorporated (the “Warrant”), dated as of January 12, 2010, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,                     (    ) shares of Common Stock of the Company, it being agreed that the foregoing shares shall not exceed the number of Warrant Shares as of the date hereof, and herewith makes payment of                      Dollars ($        ) therefor by the following method:

(Check one of the following):

(check if applicable)	The undersigned hereby elects to make payment of Dollars ($ ) therefor in cash.

(check if applicable)	The undersigned hereby elects to make payment for the aggregate exercise price of this exercise using the Net Issuance method pursuant to Section 2 of the Warrant.

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and that the undersigned is an accredited investor as defined in Rule 501 under the Securities Act of 1933, as amended.

DATED:

HANSEN MEDICAL, INC.

By:
Name:
Its: